UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2016

____________________

Gran Tierra Energy Inc.
(Exact name of registrant as specified in its charter) ____________________

Nevada	001-34018	98-0479924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200, 150-13th Avenue S.W. Calgary, Alberta, Canada T2R 0V2
(Address of principal executive offices and Zip Code)

(403) 265-3221
(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Gran Tierra Energy Inc. (“Gran Tierra”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on June 23, 2016, in New York, New York. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of (1) the number of votes for, against or abstaining for each director, (2) the number of votes for, against or abstaining for each other matter, and (3) the number of broker non-votes with respect to each matter. A more complete description of each matter is set forth in Gran Tierra’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”).

Proposal 1 – Election of Directors

Gran Tierra’s stockholders duly elected each of the nominees proposed by Gran Tierra to serve until Gran Tierra’s 2017 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining
Gary S. Guidry	182,721,045	1,831,800	163,528
Peter Dey	160,345,342	23,275,723	1,095,308
Evan Hazell	183,980,504	533,700	202,169
Robert B. Hodgins	180,294,285	4,256,391	165,697
Ronald Royal	184,003,308	547,997	165,068
David P. Smith	184,030,276	526,038	160,059
Brooke Wade	180,497,647	4,053,315	165,411

There were 33,071,468 broker non-votes for this proposal.

Proposal 2 – Approval of Named Executive Officer Compensation

Gran Tierra’s stockholders approved, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	93,638,523
Shares voted against:	86,746,948
Shares abstaining:	4,330,902
Broker non-votes:	33,071,468

Proposal 3 – Ratification of Appointment of Independent Auditors

Gran Tierra’s stockholders ratified the selection of Deloitte LLP as the independent registered public accounting firm of Gran Tierra for 2016. The tabulation of votes on this matter was as follows:

Shares voted for:	216,418,067
Shares voted against:	1,199,402
Shares abstaining:	162,750
Broker non-votes:	0

Proposal 4 – Approval of a change in Gran Tierra’s state of incorporation from the State of Nevada to the State of Delaware, pursuant to a plan of conversion

Gran Tierra’s stockholders approved the proposal to change Gran Tierra’s state of incorporation from the State of Nevada to the State of Delaware, pursuant to a plan of conversion. The tabulation of votes on this matter was as follows:

Shares voted for:	184,136,737
Shares voted against:	452,069
Shares abstaining:	127,567
Broker non-votes:	33,071,468

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2016	GRAN TIERRA ENERGY INC.

By: /s/ David Hardy
Name: David Hardy
Title: V.P. Legal and General Counsel